UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2010

NCI, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51579	20-3211574
(State or Other Jurisdiction	(commission file number)	(IRS Employer
of Incorporation)		Identification No.)

11730 Plaza America Drive, Reston, VA		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on June 9, 2010 (the “Annual Meeting”). The following proposals were voted upon at the Annual Meeting:

Proposal 1:		The election of eight directors to serve a one year term or until their respective successors
	have been duly elected and qualified.

Proposal 2:		To ratify the appointment of Ernst & Young, LLP as the Company’s independent
		registered public accounting firm for the current fiscal year.

A summary of the voting for proposals voted upon at the Annual Meeting is as follows:

Proposal 1	Election of Directors	For	Withheld

	Charles K. Narang	59,148,905	330,827
	Terry W. Glasgow	59,444,493	35,239
	James P. Allen	56,778,465	2,701,267
	John E. Lawler	59,445,881	33,851
	Paul V. Lombardi	56,778,465	2,701,267
	J. Patrick McMahon	59,445,881	33,851
	Stephen L. Waechter	59,445,881	33,851
	Daniel R. Young	56,778,365	2,701,367

		For	Against	Abstain

Proposal 2	Retain Ernst & Young, LLP as NCI’s Independent Registered Public
	Accounting Firm	59,622,284	282,362	37,115

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: June 10, 2010

By: /s/ Judith L. Bjornaas Judith L. Bjornaas

Executive Vice President and Chief Financial Officer